SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) October 5, 2004

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-10764	ENTERGY ARKANSAS, INC. (an Arkansas corporation) 425 West Capitol Avenue, 40th Floor Little Rock, Arkansas 72201 Telephone (501) 377-4000	71-0005900

Item 2.02. Results of Operations and Financial Condition

Entergy Arkansas, Inc.

On October 5, 2004, Entergy Arkansas, Inc. distributed to certain investors a prospectus supplement to its prospectus dated October 14, 2003. The prospectus supplement contained information regarding its results of operations for the quarter ended September 30, 2004, the text of which is attached hereto as Exhibit 99. The disclosure in that prospectus supplement is updated below.

Item 7.01 Regulation FD Disclosure

Item 8.01 Other Events

Entergy Arkansas, Inc.

On October 12, 2004, Entergy Arkansas, Inc. announced that, based on further information, it continues to expect to report a decline in its earnings for third quarter 2004 when compared to earnings reported in the third quarter of 2003, but does not expect the decline to be significant at this company.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99	Excerpt from Prospectus Supplement of Entergy Arkansas, Inc. dated October 5, 2004.

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FORWARD-LOOKING INFORMATION

In this Report on Form 8-K and from time to time, we make statements concerning our expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Those statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe that these forward-looking statements and the underlying assumptions are reasonable, we cannot provide assurance that they will prove correct. Except to the extent required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in the statements. Some of those factors include:

  resolution of pending and future rate cases and negotiations and other regulatory decisions, including those related to the System Agreement and our utility supply plan;

  our ability to reduce our operation and maintenance costs, including the uncertainty of negotiations with unions to agree with such reductions;

  the performance of our generating plants, and particularly the capacity factor at our nuclear generating facilities;

  changes in regulation of nuclear generating facilities and nuclear materials and fuel, including possible shutdown of nuclear generating facilities;

  resolution of any pending or future application for a license extension for our nuclear generating facilities;

  the prices and availability of power that we must purchase for our utility customers;

  changes in the financial markets, particularly those affecting the availability of capital and our ability to refinance existing debt and to fund investments;

  actions of rating agencies, including changes in the ratings of debt and preferred stock and changes in the rating agencies' criteria;

  changes in inflation and interest rates;

  volatility and changes in markets for electricity, natural gas, uranium, and other energy-related commodities;

  changes in utility regulation, including the beginning or end of retail and wholesale competition, the ability to recover net utility assets and other potential stranded costs, and the establishment of a regional transmission organization that includes our service territory and the establishment of market power criteria by FERC;

  uncertainty regarding the establishment of permanent sites for spent nuclear fuel storage and disposal;

  changes in law resulting from proposed energy legislation;

  changes in environmental, tax, and other laws, including requirements for reduced emissions of sulfur, nitrogen, carbon, mercury, and other substances;

  the economic climate, and particularly growth in our service territory;

  variations in weather and other natural disasters;

  advances in technology;

  the potential effects of threatened or actual terrorism and war;

  the potential impact of changes in federal, state and local tax laws;

  the effects of litigation;

  changes in accounting standards, corporate governance and securities law requirements; and

  our ability to attract and retain talented management and directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Arkansas, Inc.
By: /s/ Nathan E. Langston
Nathan E. Langston Senior Vice President and Chief Accounting Officer

Dated: October 12, 2004